AMENDMENT NO. 4 TO CREDIT AND GUARANTY AGREEMENT

          AMENDMENT dated as of March 31, 1993 among WAINOCO OIL & GAS COMPANY (the "Borrower"), WAINOCO OIL CORPORATION ("Wainoco"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                    WITNESSETH:

          WHEREAS, the parties hereto have heretofore entered into a Credit and Guaranty Agreement dated as of October 4, 1991, as amended by Amendment No. 1 dated as of December 31, 1991, Amendment No. 2 dated as of June 24, 1992 and Amendment No. 3 dated as of June 30, 1992 (as so amended, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Section 1.01 of the Agreement. (A) The following defined terms in Section 1.01 are redefined as follows:

          "Maturity Date" means the Quarterly Date falling in December, 1999.

          "Termination Date" means the Quarterly Date falling in December, 1994.

          (B) The following defined terms are hereby added to Section 1.01:

               "Consolidated Debt" means, at any date, the Debt of Wainoco and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

               "Consolidated Operating Cash Flow" means, for any fiscal period, consolidated net income of Wainoco and its Consolidated Subsidiaries for such period plus, to the extent deducted in determining such consolidated net income for such period, the aggregate amount of (i) interest expense, (ii) provision for income taxes and (iii) depletion, depreciation, amortization and other similar non-cash charges.

               "Debt Ratio" means, as of the last day of any fiscal quarter of Wainoco, the ratio of (i) the Consolidated Operating Cash Flow for the four consecutive fiscal quarters ended at such date to (ii) the Consolidated Debt at such date.

          SECTION 3. Amendment of Section 2.05 of the Agreement. (A) In Section 2.05(a) of the Agreement, the first sentence is amended to read as follows:

               (a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to (i) the sum of 1/2% of 1% plus the Base Rate for such day, if such day falls prior to the Termination Date; and (ii) the sum of 3/4% of 1% plus the Base Rate for such day, if such day falls on or after the Termination Date; provided that if the Debt Ratio at the last day of any fiscal quarter of the Borrower is equal to or greater than 15%, then, for each day during the second succeeding fiscal quarter of the Borrower, each of the above percentage amounts shall be reduced by 1/4 of 1% (e.g., if the Debt Ratio at December 31, 1993 is equal to or greater than 15%, as reflected in the certificate required to be delivered pursuant to
          Section 5.01(c) not later than March 31, 1994, then a 1/4 of 1% reduction shall apply for the period April 1, 1994 through June 30,
          1994).

               (B) In Section 2.05(b), the defined term "Margin" is redefined as follows:

               "Margin" means (i) 1 1/2% prior to the Termination Date; and (ii) 1 3/4% on and after the Termination Date; provided that if the Debt Ratio at the last day of any fiscal quarter of the Borrower is equal to or greater than 15%, then, for each day during the second succeeding fiscal quarter of the Borrower, each of the above percentage amounts shall be reduced by 1/4 of 1% (e.g., if the Debt Ratio at December 31, 1993 is equal to or greater than 15%, as reflected in the certificate required to be delivered pursuant to
          Section 5.01(c) not later than March 31, 1994, then a 1/4 of 1% reduction shall apply for the period April 1, 1994 through June 30,
          1994).

          SECTION 4.  Amendment of Section 5.01 of the Agreement. Clause (c) of
Section 5.01 is amended by the addition of the following language immediately preceding the semicolon at the end thereof:

          and (iii) setting forth a calculation of the Debt Ratio as of the date of such financial statements.

          SECTION 5. Effectiveness of this Amendment. This Amendment shall become effective as of the date first above written upon the satisfaction (or waiver in accordance with Section 10.06 of the Agreement) of each of the following:

               (a) receipt by the Agent of duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

               (b) receipt by the Agent of an opinion of Andrews & Kurth, L.L.P., counsel for the Borrower and Wainoco, satisfactory in form and scope to the Agent;

               (c) receipt by the Agent of an opinion of Gordon, Arata, McCollam & Duplantis, L.L.P., special Louisiana counsel for the Borrower, to the effect that the execution, delivery and performance of this Amendment has no adverse effect on its opinion dated October 11, 1991 and delivered to the Banks and the Agent pursuant to Section 3.01(d) of the Agreement;

               (d) receipt by the Agent of an opinion of Eaton & Cottrell, P.A., special Mississippi counsel for the Borrower, to the effect that the execution, delivery and performance of this Amendment has no adverse effect on its opinion dated October 11, 1991 and delivered to the Banks and the Agent pursuant to Section 3.01(e) of the Agreement; and
          (e) receipt by the Agent of a certificate of the Treasurer of the Borrower attesting to the fact that the representation and warranties of the Borrower and of Wainoco contained in the Financing Documents are true on and as of the date first above written and the date of receipt by the Agent.

          SECTION 6. Current Borrowing Base. The parties hereto acknowledge that the Borrowing Base as of the date hereof shall be $22,000,000, subject to adoption of another amount pursuant to Section 2.01(b) of the Agreement.

          SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   WAINOCO OIL & GAS COMPANY

                                   By:  /s/ Julie H. Edwards
                                   Title: Vice President,
                                     Secretary & Treasurer

                                   WAINOCO OIL CORPORATION

                                   By:  /s/ Julie H. Edwards
                                   Title: Vice President,
                                     Secretary & Treasurer

                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                   By:  /s/ Philip W. McNeal
                                   Title:  Vice President

                                   J.P. MORGAN DELAWARE

                                   By:  /s/ Philip S. Detjens
                                   Title:  Vice President

                                   BANK OF MONTREAL

                                   By:  Robert Roberts
                                   Title:  Director

                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK, as Agent

                                   By: /s/ Philip W. McNeal
                                   Title: Vice President